UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700
Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On August 14, 2007, DG FastChannel, Inc. announced that it has accepted for exchange all shares tendered and not withdrawn in its exchange offer for Point.360 and has completed its previously announced acquisition of the ads distribution operations of Point.360.

A press release announcing the foregoing transaction was released on August 14, 2007 and is Exhibit 99.1 to this filing.

Item 9.01               Financial Statements and Exhibits

(a)   Financial statements of businesses acquired.

Balance sheets of Point.360 ADS Business as of December 31, 2006 and 2005, and the related statements of income, shareholders’ equity, and cash flows for the three years ended December 31, 2006, incorporated herein by reference to our Form S-4/A filed on July 11, 2007.

Unaudited balance sheet of Point.360 ADS Business as of June 30, 2007 and related statements of income, shareholders’ equity, and cash flows for the six months ended June 30, 2007, incorporated by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)   Pro forma financial information.

Combined company unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 and related statement of operations for the three months then ended, and the statement of operations for the year ended December 31, 2006 incorporated herein by reference to our Form S-4/A filed on July 11, 2007.

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 and statement of income for the six months ended June 30, 2007 are incorporated by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)   Exhibits

99.1	Press release, dated August 14, 2007.*
99.2	Unaudited interim financial statements of Point.360 ADS Business as of and for the six months ended June 30, 2007
99.3	Unaudited pro forma financial information as of and for the six months ended June 30, 2007

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

	By:	/s/ OMAR A. CHOUCAIR
Name: Omar A. Choucair
Title: Chief Financial Officer

Date: November 27, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 14, 2007.*
99.2	Unaudited interim financial statements of Point.360 ADS Business as of and for the six months ended June 30, 2007
99.3	Unaudited pro forma financial information as of and for the six months ended June 30, 2007

* Previously filed